QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-B-X

TERM SHEET

Subject to Revision

The Issuer

        AmeriCredit Automobile Receivables Trust 2003-B-X is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer's principal asset will be a pool of auto loans.

The Seller

        AFS SenSub Corp., or SenSub, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. SenSub will sell the auto loans to the issuer.

The Servicer

        AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit either purchased the auto loans without recourse from automobile dealers and other third-party lenders or originated the auto loans directly with consumers and will service the auto loans on behalf of the issuer. AmeriCredit will sell the auto loans to the seller.

The Back-Up Servicer

        Systems & Services Technologies, Inc., or SST, is a Delaware corporation. SST will act as back-up servicer and, in the event that AmeriCredit is terminated as servicer pursuant to the terms of the sale and servicing agreement, will be obligated to become the successor servicer to AmeriCredit.

The Insurer

        XL Capital Assurance Inc., or XLCA, is a New York stock insurance company. XLCA will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled "The Policy."

The Trustee

        JPMorgan Chase Bank, or JPMorgan Chase, is a New York banking corporation. JPMorgan Chase will be the trust collateral agent and the indenture trustee.

Statistical Calculation Date

  •
  April 26, 2003. This is the date we used in preparing the statistical information used in this term sheet.

Cutoff Date

  •
  May 14, 2003. The issuer will receive amounts collected on the auto loans after this date.

Closing Date

  •
  On or about May 22, 2003.

Description of the Securities

        The issuer will issue six classes of its asset backed notes. The notes are designated as the "Class A-1 Notes," the "Class A-2-A Notes," the "Class A-2-B Notes," the "Class A-3 Notes, the "Class A-4-A Notes" and the "Class A-4-B Notes"

        Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

Class	Initial Note Principal Balance	Interest Rate		Final Scheduled Distribution Date
A-1	$107,000,000%			June 7, 2004
A-2-A	$130,000,000%			November 6, 2006
A-2-B	$100,000,000	LIBOR +	%	November 6, 2006
A-3	$87,000,000%			August 6, 2007
A-4-A	$100,000,000%			January 6, 2010
A-4-B	$76,000,000	LIBOR +	%	January 6, 2010

        LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

        LIBOR will be determined on the following dates:

  •
  May 20, 2003 for the period from the day of the closing to the first distribution date; and

  •
  thereafter, the second London business day prior to the prior distribution date.

        The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

        You may hold your notes through DTC in the United States or Clearstream Banking, société anonyme, or the Euroclear System in Europe.

        The notes will be secured solely by the pool of auto loans and the other assets of the issuer which are described under the section entitled "The Trust Assets."

Distribution Dates

  •
  The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on June 6, 2003.

  •
  Insured distributions:

        XLCA will make payment of any unpaid interest and certain payments of principal due on the notes on each distribution date.

  •
  Business day rule:

        If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

  •
  Record dates:

        The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

        Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

        Interest on the Class A-1 Notes, the Class A-2-B Notes and the Class A-4-B Notes will be calculated on an "actual/360" basis.

        Interest on the Class A-2-A Notes, the Class A-3 Notes and the Class A-4-A Notes will be calculated on a "30/360" basis.

Principal

  •
  Principal of the notes will be payable on each distribution date in an amount equal to

  (1)
  100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the amount of overcollateralization required by XLCA, plus

  (2)
  the amount of excess interest collected on the auto loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by XLCA, which will be used to pay principal on the notes on that distribution date, but only as necessary to maintain the amount of overcollateralization required by XLCA.

        In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

  •
  The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

  –
  first, the Class A-1 Notes will be paid off;

  –
  once the Class A-1 Notes are paid off, the Class A-2-A Notes and the Class A-2-B Notes will begin to amortize, pro rata, until they are paid off;

  –
  once the Class A-2-A Notes and the Class A-2-B Notes are paid off, the Class A-3 Notes will begin to amortize until they are paid off; and

  –
  once the Class A-3 Notes are paid off, the Class A-4-A Notes and the Class A-4-B Notes will begin to amortize, pro rata, until they are paid off.

The Trust Assets

        The issuer's assets will principally include:

  •
  a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

  •
  collections on the auto loans received after May 14, 2003; and

  •
  an assignment of the security interests in the vehicles securing the auto loan pool.

The Auto Loan Pool

        The auto loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

        The statistical information in this term sheet is based on the auto loans in the pool as of April 26, 2003. The statistical distribution of the characteristics of the auto loan pool as of the cutoff date, which is May 14, 2003, will vary somewhat from the statistical distribution of those characteristics as of April 26, 2003, although that variance will not be material.

  •
  As of April 26, 2003 the auto loans in the pool have:

  –
  an aggregate principal balance of $810,810,131.48;

  –
  a weighted average annual percentage rate of approximately 16.31%;

  –
  a weighted average original maturity of approximately 64 months;

  –
  a weighted average remaining maturity of approximately 62 months; and

  –
  an individual remaining term of not more than 72 months and not less than 3 months.

  •
  As of May 14, 2003 the auto loans in the pool are expected to have an aggregate principal balance of approximately $630,252,100.84, which provides approximately 4.80% of initial overcollateralization.

The Insurance Policy

        On the day of the closing, XLCA will issue a note guaranty insurance policy for the benefit of the noteholders. Under this policy, XLCA will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled "The Policy."

        Subject to the terms of the note guaranty insurance policy, the policy guarantees:

  •
  monthly interest on the notes (net of certain shortfalls);

  •
  principal of each note on its final scheduled distribution date;

  •
  certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the sum of the aggregate receivables balance and amounts on deposit in the spread account (if any, after giving effect to certain specified payments) in order to maintain parity; and

  •
  subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

        If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid either from funds available from a spread account or from the proceeds of a drawing under the policy in accordance with its terms.

Optional Redemption

        The Class A-4-A Notes and the Class A-4-B, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to XLCA under the insurance agreement. XLCA's consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the note guaranty insurance policy.

Mandatory Redemption

        The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as XLCA is not in default, the power to declare an event of default will be held by XLCA. Upon declaration of an event of default, the notes may be accelerated and subject to immediate payment at par. The policy issued by XLCA does not guarantee payment of any amounts that become due on an accelerated basis, unless XLCA elects, in its sole discretion, to pay those amounts.

Sale of Receivables

        The Servicer may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, SenSub and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the initial number of receivables in the pool be sold by the issuer in this manner.

Federal Income Tax Consequences

        For federal income tax purposes:

  •
  Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as indebtedness and the issuer will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

  •
  Interest on the notes will be taxable as ordinary income

  –
  when received by a holder using the cash method of accounting, and

  –
  when accrued by a holder using the accrual method of accounting.

  •
  Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in the prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

ERISA Considerations

        Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

        The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

        The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Ratings in order to be issued:

Rating
Class	S&P	Moody's	Fitch
A-1	A-1+	Prime-1	F1+
A-2-A	AAA	Aaa	AAA
A-2-B	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4-A	AAA	Aaa	AAA
A-4-B	AAA	Aaa	AAA

        The auto loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Auto Loans
as of the Statistical Calculation Date

	New		Used		Total
Aggregate Principal Balance(1)	$302,235,564.02		$508,574,567.46		$810,810,131.48
Number of Auto Loans	14,063		34,390		48,453
Percent of Aggregate Principal Balance	37.28%		62.72%		100.00%
Average Principal Balance	$21,491.54		$14,788.44		$16,733.95
Range of Principal Balances	($260.69 to $61,261.65)		($289.75 to $72,104.38)		($260.69 to $72,104.38)
Weighted Average APR(1)	15.08%		17.04%		16.31%
Range of APRs	(6.00% to 29.95%	)	(6.00% to 29.85%	)	(6.00% to 29.95%	)
Weighted Average Remaining Term	66		59		62
Range of Remaining Terms	(6 to 72 months	)	(3 to 72 months	)	(3 to 72 months	)
Weighted Average Original Term	68		61		64
Range of Original Terms	(24 to 72 months	)	(12 to 72 months	)	(12 to 72 months	)

(1)
Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the auto loans may not be equivalent to the auto loans' aggregate yield on the aggregate principal balance.

Distribution of the Auto Loans by APR
as of the Statistical Calculation Date

Distribution of the Auto Loans by APR as of the Statistical Calculation Date	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Auto Loans	% of Total Number of Auto Loans(2)
6.000% to 6.999%	$1,604,427.35	0.20%	96	0.20%
7.000% to 7.999%	1,526,486.65	0.19%	74	0.15%
8.000% to 8.999%	4,795,145.80	0.59%	222	0.46%
9.000% to 9.999%	29,282,694.60	3.61%	1,389	2.87%
10.000% to 10.999%	32,164,307.43	3.97%	1,493	3.08%
11.000% to 11.999%	37,943,733.35	4.68%	1,836	3.79%
12.000% to 12.999%	54,083,717.09	6.67%	2,610	5.39%
13.000% to 13.999%	50,894,629.44	6.28%	2,534	5.23%
14.000% to 14.999%	70,732,839.97	8.72%	3,582	7.39%
15.000% to 15.999%	74,191,547.40	9.15%	3,856	7.96%
16.000% to 16.999%	81,903,941.55	10.10%	4,522	9.33%
17.000% to 17.999%	120,798,559.78	14.90%	7,469	15.41%
18.000% to 18.999%	101,792,772.87	12.55%	6,972	14.39%
19.000% to 19.999%	67,668,576.80	8.35%	4,926	10.17%
20.000% to 20.999%	44,570,777.78	5.50%	3,633	7.50%
21.000% to 21.999%	21,695,540.33	2.68%	1,845	3.81%
22.000% to 22.999%	9,116,984.82	1.12%	811	1.67%
23.000% to 23.999%	4,687,849.92	0.58%	447	0.92%
24.000% to 24.999%	1,233,843.52	0.15%	119	0.25%
25.000% to 25.999%	80,923.72	0.01%	10	0.02%
26.000% to 26.999%	5,959.33	0.00%	1	0.00%
27.000% to 27.999%	0.00	0.00%	0	0.00%
28.000% to 28.999%	17,373.27	0.00%	3	0.01%
29.000% to 29.999%	17,498.71	0.00%	3	0.01%

Total:	$810,810,131.48	100.00%	48,453	100.00%

(1)
Aggregate principal balances include some portion of accrued interest. Indicated APR's represent APR's on principal balances net of such accrued interest.

(2)
Percentages may not add to 100% because of rounding.

Distribution of the Auto Loans by Geographic Location
of Obligor as of the Statistical Calculation Date

State	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Auto Loans	% of Total Number of Auto Loans(2)
Alabama	$12,626,703.51	1.56%	768	1.59%
Arizona	19,113,072.60	2.36%	1,054	2.18%
Arkansas	8,637,263.42	1.07%	546	1.13%
California	116,852,112.20	14.41%	6,161	12.72%
Colorado	6,383,878.40	0.79%	352	0.73%
Connecticut	7,781,307.52	0.96%	511	1.05%
Delaware	3,328,988.45	0.41%	198	0.41%
District of Columbia	1,442,696.94	0.18%	90	0.19%
Florida	74,446,970.14	9.18%	4,373	9.03%
Georgia	29,318,875.54	3.62%	1,717	3.54%
Hawaii	1,851,199.18	0.23%	114	0.24%
Idaho	2,182,795.49	0.27%	134	0.28%
Illinois	26,660,852.84	3.29%	1,645	3.40%
Indiana	14,705,080.77	1.81%	965	1.99%
Iowa	3,513,955.73	0.43%	231	0.48%
Kansas	4,986,319.15	0.61%	302	0.62%
Kentucky	11,842,183.99	1.46%	750	1.55%
Louisiana	14,077,953.67	1.74%	861	1.78%
Maine	4,035,970.84	0.50%	290	0.60%
Maryland	21,982,794.06	2.71%	1,283	2.65%
Massachusetts	7,479,130.17	0.92%	487	1.01%
Michigan	19,749,508.41	2.44%	1,287	2.66%
Minnesota	4,929,729.13	0.61%	322	0.66%
Mississippi	6,414,894.91	0.79%	385	0.79%
Missouri	11,775,529.02	1.45%	726	1.50%
Nebraska	2,427,228.12	0.30%	147	0.30%
Nevada	10,508,489.13	1.30%	550	1.14%
New Hampshire	2,138,995.87	0.26%	149	0.31%
New Jersey	22,611,422.02	2.79%	1,368	2.82%
New Mexico	4,370,741.20	0.54%	273	0.56%
New York	35,787,947.88	4.41%	2,355	4.86%
North Carolina	24,538,761.46	3.03%	1,440	2.97%
Ohio	32,189,053.82	3.97%	2,181	4.50%
Oklahoma	10,166,975.22	1.25%	634	1.31%
Oregon	6,038,368.48	0.74%	378	0.78%
Pennsylvania	36,404,724.61	4.49%	2,419	4.99%
Rhode Island	1,405,008.59	0.17%	94	0.19%
South Carolina	7,339,906.42	0.91%	442	0.91%
South Dakota	1,036,864.61	0.13%	70	0.14%
Tennessee	16,966,236.18	2.09%	1,017	2.10%
Texas	102,651,725.87	12.66%	5,796	11.96%
Utah	3,253,751.64	0.40%	191	0.39%
Vermont	2,870,423.49	0.35%	198	0.41%
Virginia	22,150,248.57	2.73%	1,320	2.72%
Washington	11,397,890.47	1.41%	682	1.41%
West Virginia	6,076,444.69	0.75%	395	0.82%
Wisconsin	9,498,068.33	1.17%	629	1.30%
Wyoming	1,249,044.50	0.15%	73	0.15%
Other(3)	1,612,044.23	0.20%	100	0.21%

TOTAL	$810,810,131.48	100.00%	48,453	100.00%

(1)
Aggregate principal balances include some portion of accrued interest.
(2)
Percentages may not add to 100% because of rounding.
(3)
States with aggregate principal balances less than $1,000,000.

Yield and Prepayment Considerations

        Prepayments can be made on any of the auto loans at any time. If prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

        The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

        The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

        Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

        The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

  •
  the trust assets include a single pool of auto loans with the characteristics set forth in the following table;

  •
  all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

  •
  each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

  •
  the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 2 of this term sheet;

  •
  interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 1.29125%; Class A-2-A Notes, 1.65%; Class A-2-B Notes, 1.575%; Class A-3 Notes, 2.23%; Class A-4-A Notes, 2.86%; and Class A-4-B Notes, 2.589%;

  •
  payments on the notes are made on the sixth day of each month;

  •
  the notes are purchased on May 22, 2003;

  •
  the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

  •
  the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

  •
  the servicer exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

  •
  accelerated principal will be paid on each class of the notes on each distribution date as necessary to maintain the overcollateralization required by XLCA; and

  •
  the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to JPMorgan Chase, SST, the owner trustee and XLCA.

Pool	Aggregate Principal Balance	Gross APR	Assumed Cutoff Date	Remaining Term to Maturity (in Months)	Seasoning (in Months)
1	$630,252,100.84	16.309%	5/1/03	62	2

        The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

        The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

        The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

  •
  multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

  •
  adding the results, and

  •
  dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes				Class A-2-A Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
6/6/03	87	81	77	72	100	100	100	100
7/6/03	75	63	55	44	100	100	100	100
8/6/03	63	46	33	18	100	100	100	100
9/6/03	51	28	11	0	100	100	100	96
10/6/03	39	11	0	0	100	100	95	84
11/6/03	27	0	0	0	100	97	85	72
12/6/03	15	0	0	0	100	89	76	61
1/6/04	3	0	0	0	100	81	68	54
2/6/04	0	0	0	0	96	76	62	46
3/6/04	0	0	0	0	93	72	56	38
4/6/04	0	0	0	0	90	67	51	31
5/6/04	0	0	0	0	87	63	45	24
6/6/04	0	0	0	0	84	58	39	16
7/6/04	0	0	0	0	82	54	33	9
8/6/04	0	0	0	0	79	49	28	2
9/6/04	0	0	0	0	76	45	22	0
10/6/04	0	0	0	0	73	40	17	0
11/6/04	0	0	0	0	70	36	11	0
12/6/04	0	0	0	0	67	31	6	0
1/6/05	0	0	0	0	63	27	1	0
2/6/05	0	0	0	0	60	23	0	0
3/6/05	0	0	0	0	57	19	0	0
4/6/05	0	0	0	0	54	14	0	0
5/6/05	0	0	0	0	51	10	0	0
6/6/05	0	0	0	0	48	6	0	0
7/6/05	0	0	0	0	45	3	0	0
8/6/05	0	0	0	0	42	0	0	0
9/6/05	0	0	0	0	38	0	0	0
10/6/05	0	0	0	0	35	0	0	0
11/6/05	0	0	0	0	32	0	0	0
12/6/05	0	0	0	0	28	0	0	0
1/6/06	0	0	0	0	25	0	0	0
2/6/06	0	0	0	0	21	0	0	0
3/6/06	0	0	0	0	18	0	0	0
4/6/06	0	0	0	0	14	0	0	0
5/6/06	0	0	0	0	10	0	0	0
6/6/06	0	0	0	0	7	0	0	0
7/6/06	0	0	0	0	3	0	0	0
8/6/06	0	0	0	0	0	0	0	0
9/6/06	0	0	0	0	0	0	0	0
10/6/06	0	0	0	0	0	0	0	0
11/6/06	0	0	0	0	0	0	0	0
12/6/06	0	0	0	0	0	0	0	0
1/6/07	0	0	0	0	0	0	0	0
2/6/07	0	0	0	0	0	0	0	0
3/6/07	0	0	0	0	0	0	0	0
4/6/07	0	0	0	0	0	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
10/6/07	0	0	0	0	0	0	0	0
11/6/07	0	0	0	0	0	0	0	0
12/6/07	0	0	0	0	0	0	0	0
1/6/08	0	0	0	0	0	0	0	0
2/6/08	0	0	0	0	0	0	0	0
3/6/08	0	0	0	0	0	0	0	0
Weighted Average Life (years)	0.34	0.23	0.18	0.15	1.99	1.26	0.95	0.73

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-2-B Notes				Class A-3 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
6/6/03	100	100	100	100	100	100	100	100
7/6/03	100	100	100	100	100	100	100	100
8/6/03	100	100	100	100	100	100	100	100
9/6/03	100	100	100	96	100	100	100	100
10/6/03	100	100	95	84	100	100	100	100
11/6/03	100	97	85	72	100	100	100	100
12/6/03	100	89	76	61	100	100	100	100
1/6/04	100	81	68	54	100	100	100	100
2/6/04	96	76	62	46	100	100	100	100
3/6/04	93	72	56	38	100	100	100	100
4/6/04	90	67	51	31	100	100	100	100
5/6/04	87	63	45	24	100	100	100	100
6/6/04	84	58	39	16	100	100	100	100
7/6/04	82	54	33	9	100	100	100	100
8/6/04	79	49	28	2	100	100	100	100
9/6/04	76	45	22	0	100	100	100	89
10/6/04	73	40	17	0	100	100	100	71
11/6/04	70	36	11	0	100	100	100	54
12/6/04	67	31	6	0	100	100	100	37
1/6/05	63	27	1	0	100	100	100	20
2/6/05	60	23	0	0	100	100	89	4
3/6/05	57	19	0	0	100	100	75	0
4/6/05	54	14	0	0	100	100	62	0
5/6/05	51	10	0	0	100	100	50	0
6/6/05	48	6	0	0	100	100	38	0
7/6/05	45	3	0	0	100	100	26	0
8/6/05	42	0	0	0	100	96	14	0
9/6/05	38	0	0	0	100	86	2	0
10/6/05	35	0	0	0	100	76	0	0
11/6/05	32	0	0	0	100	66	0	0
12/6/05	28	0	0	0	100	56	0	0
1/6/06	25	0	0	0	100	46	0	0
2/6/06	21	0	0	0	100	36	0	0
3/6/06	18	0	0	0	100	26	0	0
4/6/06	14	0	0	0	100	16	0	0
5/6/06	10	0	0	0	100	6	0	0
6/6/06	7	0	0	0	100	0	0	0
7/6/06	3	0	0	0	100	0	0	0
8/6/06	0	0	0	0	97	0	0	0
9/6/06	0	0	0	0	86	0	0	0
10/6/06	0	0	0	0	75	0	0	0
11/6/06	0	0	0	0	64	0	0	0
12/6/06	0	0	0	0	52	0	0	0
1/6/07	0	0	0	0	40	0	0	0
2/6/07	0	0	0	0	28	0	0	0
3/6/07	0	0	0	0	16	0	0	0
4/6/07	0	0	0	0	4	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
10/6/07	0	0	0	0	0	0	0	0
11/6/07	0	0	0	0	0	0	0	0
12/6/07	0	0	0	0	0	0	0	0
1/6/08	0	0	0	0	0	0	0	0
2/6/08	0	0	0	0	0	0	0	0
3/6/08	0	0	0	0	0	0	0	0
Weighted Average Life (years)	1.99	1.26	0.95	0.73	3.59	2.63	2.00	1.52

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-4-A Notes				Class A-4-B Notes
Distribution Date
	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
6/6/03	100	100	100	100	100	100	100	100
7/6/03	100	100	100	100	100	100	100	100
8/6/03	100	100	100	100	100	100	100	100
9/6/03	100	100	100	100	100	100	100	100
10/6/03	100	100	100	100	100	100	100	100
11/6/03	100	100	100	100	100	100	100	100
12/6/03	100	100	100	100	100	100	100	100
1/6/04	100	100	100	100	100	100	100	100
2/6/04	100	100	100	100	100	100	100	100
3/6/04	100	100	100	100	100	100	100	100
4/6/04	100	100	100	100	100	100	100	100
5/6/04	100	100	100	100	100	100	100	100
6/6/04	100	100	100	100	100	100	100	100
7/6/04	100	100	100	100	100	100	100	100
8/6/04	100	100	100	100	100	100	100	100
9/6/04	100	100	100	100	100	100	100	100
10/6/04	100	100	100	100	100	100	100	100
11/6/04	100	100	100	100	100	100	100	100
12/6/04	100	100	100	100	100	100	100	100
1/6/05	100	100	100	100	100	100	100	100
2/6/05	100	100	100	100	100	100	100	100
3/6/05	100	100	100	94	100	100	100	94
4/6/05	100	100	100	87	100	100	100	87
5/6/05	100	100	100	80	100	100	100	80
6/6/05	100	100	100	72	100	100	100	72
7/6/05	100	100	100	66	100	100	100	66
8/6/05	100	100	100	59	100	100	100	59
9/6/05	100	100	100	53	100	100	100	53
10/6/05	100	100	96	46	100	100	96	46
11/6/05	100	100	90	40	100	100	90	40
12/6/05	100	100	85	34	100	100	85	34
1/6/06	100	100	79	0	100	100	79	0
2/6/06	100	100	74	0	100	100	74	0
3/6/06	100	100	69	0	100	100	69	0
4/6/06	100	100	64	0	100	100	64	0
5/6/06	100	100	60	0	100	100	60	0
6/6/06	100	98	55	0	100	98	55	0
7/6/06	100	94	51	0	100	94	51	0
8/6/06	100	89	46	0	100	89	46	0
9/6/06	100	84	42	0	100	84	42	0
10/6/06	100	80	38	0	100	80	38	0
11/6/06	100	75	34	0	100	75	34	0
12/6/06	100	71	0	0	100	71	0	0
1/6/07	100	66	0	0	100	66	0	0
2/6/07	100	62	0	0	100	62	0	0
3/6/07	100	57	0	0	100	57	0	0
4/6/07	100	53	0	0	100	53	0	0
5/6/07	96	49	0	0	96	49	0	0
6/6/07	89	45	0	0	89	45	0	0
7/6/07	83	41	0	0	83	41	0	0
8/6/07	77	37	0	0	77	37	0	0
9/6/07	70	33	0	0	70	33	0	0
10/6/07	64	0	0	0	64	0	0	0
11/6/07	57	0	0	0	57	0	0	0
12/6/07	50	0	0	0	50	0	0	0
1/6/08	43	0	0	0	43	0	0	0
2/6/08	36	0	0	0	36	0	0	0
3/6/08	0	0	0	0	0	0	0	0
Weighted Average Life (years)	4.51	3.90	3.11	2.31	4.51	3.90	3.11	2.31

Delinquency and Loan Loss Information

        The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all auto loans it has purchased and serviced. This information includes the experience with respect to all auto loans in AmeriCredit's portfolio of auto loans serviced during each listed period, including auto loans which do not meet the criteria for selection as an auto loan in this transaction.

Delinquency Experience

        Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

	At March 31,				At June 30,
	2003		2002		2002		2001
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio at end of period(1)	1,213,522	$15,848,873	1,052,620	$13,627,810	1,124,388	$14,762,461	823,919	$10,203,746
Period of Delinquency(2)
31-60 days(3)	89,913	$1,148,430	73,786	$916,274	82,654	$1,042,265	57,891	$676,425
61-90 days	21,120	269,311	21,041	259,429	24,979	309,562	15,460	174,092
91 days or more	13,597	156,768	14,144	165,344	15,282	175,456	7,042	75,999

Total Delinquencies	124,630	$1,574,509	108,971	$1,341,047	122,915	$1,527,283	80,393	$926,516
Repossessed Assets	16,217	227,843	10,946	152,907	11,607	161,529	8,001	105,503

Total Delinquencies and Repossessed Assets	140,847	$1,802,352	119,917	$1,493,954	134,522	$1,688,812	88,394	$1,032,019

Total Delinquencies as a Percentage of the Portfolio	10.3%	9.9%	10.4%	9.8%	10.9%	10.3%	9.7%	9.1%
Total Repossessed Assets as a Percentage of the Portfolio	1.3%	1.4%	1.0%	1.1%	1.1%	1.1%	1.0%	1.0%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	11.6%	11.4%	11.4%	10.9%	12.0%	11.4%	10.7%	10.1%

(1)
All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)
AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)
Amounts shown do not include loans which are less than 31 days delinquent.

Loan Loss Experience

	Nine Months Ended March 31,		Fiscal Year Ended June 30,
	2003	2002	2002	2001
Period-End Principal Outstanding(1)	$15,848,873	$13,627,810	$14,762,461	$10,203,746
Average Month-End Amount Outstanding During the Period(1)	15,852,781	11,870,399	12,464,346	8,291,636
Net Charge-Offs(2)	744,047	389,060	573,818	301,691
Net Charge-Offs as a Percentage of Period-End Principal Outstanding(3)	6.3%	3.8%	3.9%	3.0%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding(3)	6.3%	4.4%	4.6%	3.6%

(1)
All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2)
Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.

(3)
Annualized.

QuickLinks

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-B-X TERM SHEET Subject to Revision